Exhibit 99.2  Slides of Presentation by Michael Hanley, Executive Vice President, Interim Chief Financial Officer, Alcan Inc.

ALCAN

Alcan Investor Workshop

Toronto, September 29, 2005

Michael Hanley
Executive Vice President - Office of the President
And Interim Chief Financial Officer

A380
A380

Forward Looking Statements

Statements made in the course of this presentation which describe the Company's intentions, expectations or predictions may be "forward-looking statements" within the meaning of securities laws. The Company cautions that, by their nature, forward-looking statements involve risk and uncertainty, and actual actions or results could differ materially. Reference should be made to the  most recent Form 10-Q and Form 10-K for a summary of major risk factors. In addition, certain non-GAAP measures are used which are reconciled to the comparable GAAP measures herein or on the Company's website at www.alcan.com in the "Investors" section.

© 2005 ALCAN INC.	Slide 2

Agenda

■  Value based management ■  Performance against targets ■  Key challenges ■  Portfolio management ■  Priorities ■  Key performance indicators ■  Investment thesis

© 2005 ALCAN INC.	Slide 3

Value Based Management

Governing objective: maximizing shareholder value over the long term

■  EVA introduced in 1997

■  In 2001, implemented a value-based management framework:

■  Goal of doubling warranted equity value every 5 years

■  5-year planning process established

■  In 2003, set out three financial targets to support objective:

■  Operating EPS growth of 15% per year;

■  Minimum free cash flow of $400 million per year; and

■  Positive EVA in 2006

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Performance Against Targets

Partial success

Metric	Target	Achievement
Operating EPS growth	15% / year	CAGR 18% (2001-2004)
Free cash flow	Minimum $400M / year	in 2002 and 2003 in 2004
EVA	Positive by 2006	Delayed

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Key Challenges – Currencies Assets by Geography

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Key Challenges - Currencies

Sharp weakening of the U.S. dollar since 1H 2003

Currency	Current Annual Requirements		Change 2003 vs 2005		Annualized Impact on Operating Earnings (US$M)
			$	%

CAD	2 B	US$	+0.20	+30	(220)
AUD	0.5 B	US$	+0.15	+25	(60)
Euro-like	0.5 B	US$	+0.10	+10	(60)
Total					(340)

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Key Challenges – Raw Material Costs

Major external cost pressures

	Current Annual Requirements		Change 2003 vs 2005		Annualized Cost Impact (US$M)
			$	%

Caustic	600 kt	$/t	+150	+100	(90)
Coke	1,500 kt	$/t	+30	+25	(50)
Resins / films	1,100 kt	$/t	+265	+30	(290)
Oil	6 mbbls	$/bbl	+15	+60	(90)
Gas	16 Pj	$/Gj	+4	+100	(60)
Maritime freight		$/t	+13	+75	(120)
Total					(700)

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Key Challenges – Operating Earnings Impact

About 80% of aluminum price benefit offset by higher input costs and currencies

(US$M)	Annualized Impact on Operating Earnings

Aluminum *	800

Raw Materials	(330)
Currencies	(340)
Total	(670)

* Based on published sensitivity

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Portfolio Management

Key component of VBM, but not without short-term impacts

■  Pechiney acquisition – December 2003

■ BGP margin of 5% and ROCE of 2% (2003)

■  Novelis Spin-off – January 2005

■  Accounted for 17% of ROCE but only 14% of assets (2004)

■  Gove  – Ongoing

■  US$1.3 billion project – US$900 in 2004/2005

■  Non-operating items

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Priorities – Pechiney Synergy Capture

■  Excellent track record

■  Original target of $360M by end of
    second year following acquisition.

■  Bulk of benefits to be captured in
    year 2.

■  Target was maintained despite
    Novelis spin-off, an increase of
    about $30M.

■  Executing to plan --on track to reach
    target.

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Priorities Controllable Value Drivers

Focused on high impact opportunities

■  BGP margin improvement ■  Drive for procurement excellence ■  SG&A optimization ■  Management of capital spending ■  Best in class working capital turns ■  Continued portfolio optimization

© 2005 ALCAN INC.	Slide 12

Key Performance Indicators Updated Financial Targets

Earning and exceeding our cost of capital is priority # 1

Metric	Target
Return on capital employed	Cover COC by 2008
Operating EPS growth	15% / year
Cash from operations	Min. $2bn from 2006
Debt to Capital	35%

Note:  based on 5-year plans and forward rates for currency and metal

© 2005 ALCAN INC.	Slide 13

Key Performance Indicators ROCE and Operating EPS

ROCE (%)

8%
6%
4%
2%
0%
2001-2004 +90 BP
2001
2002
2003
2004
Earn cost of capital by 2008

Operating EPS (US$ / share)

3.00
2.00
1.00
0.00
CAGR = 18%
2001
2002
2003
2004
15% growth per year

Note: 2001-2004 results include Novelis

© 2005 ALCAN INC.	Slide 14

Key Performance Indicators Cash from Operations and Debt to Cap

Cash from Operations (US$M)

2001-2004 CAGR = 9%
2,000
1,500
1,000
500
0
2001
2002
2003
2004
Minimum $2b starting in 2006

Debt to Capital (%)

50%
40%
30%
20%
10%
0%
2001
2002
2003
2004
35%

Note: 2001-2004 results include Novelis

© 2005 ALCAN INC.	Slide 15

Investment Thesis

■  Track record in managing for value

■  Modern and cost efficient upstream assets

■  Opportunities to reach and maintain 1st quartile positions

■  Technology and power advantage

■  Downstream businesses in profitable markets with competitive positions

■  Significant margin improvement potential

■  Financial and capital allocation discipline

■  Commitment to profitable growth

© 2005 ALCAN INC.	Slide 16

APPENDIX

© 2005 ALCAN INC.	Slide 17

Key Economic Sensitivities

	Change in Full Year Average	NI ($M)	EPS ($/share)
Aluminum	+US$100/mt	$170	$0.46
Currency
CAD	+US$0.10	$(110)	$(0.30)
European	+US$0.10	$(56)	$(0.15)
AUD	+US$0.10	$(40)	$(0.11)

© 2005 ALCAN INC.	Slide 18

Return on Capital Employed Definition

Income =

Net income (loss) from continuing operations
+ Other specified items loss (gain) after tax
+ Balance sheet translation losses (gains)
+ Minority interest
+ Interest (after-tax)

Average * Capital Employed =

Total debt
+ Deferred taxes
+ Minority interests
+ Preference shares
+ Common equity

* Average of beginning and end of period.

© 2005 ALCAN INC.	Slide 19

Other Specified Items (OSIs)

■ By their nature, non-operating
    items are difficult to forecast.

■  Increase in number of OSIs
    driven mainly by major
    transactions – Pechiney and
    Novelis related charges
    represented about 85% of OSI
    charges over the last 10
    quarters.

■  Further rationalization and
    consolidation of downstream
    operations will result in OSIs.

© 2005 ALCAN INC.	Slide 20

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